Exhibit 99.3

Landstar System, Inc. and Subsidiary

Supplemental Reconciliation of Gross Profit to Variable Contribution

(Dollars in thousands)

(Unaudited)

	Fiscal Quarter Ended
	June 26,	March 27,	Fiscal Year	December 26,	September 26,	June 27,	March 28,	Fiscal Year	December 28,	September 28,	June 29,	March 30,
	2021	2021	Ended 2020	2020	2020	2020	2020	Ended 2019	2019	2019	2019	2019
Revenue	$1,570,718	$1,287,534	$4,132,981	$1,296,355	$1,085,546	$823,514	$927,566	$4,084,577	$994,879	$1,011,658	$1,045,040	$1,033,000
Costs of revenue:
Purchased transportation	1,228,241	998,285	3,192,850	1,009,707	838,753	635,133	709,257	3,127,474	761,828	774,520	799,371	791,755
Commissions to agents	121,693	100,009	340,780	104,290	85,848	75,266	75,376	342,226	84,364	84,568	87,623	85,671

Variable costs of revenue	1,349,934	1,098,294	3,533,630	1,113,997	924,601	710,399	784,633	3,469,700	846,192	859,088	886,994	877,426
Trailing equipment depreciation	8,840	8,907	34,892	8,550	8,397	8,716	9,229	36,934	9,266	8,808	9,297	9,563
Information technology costs (1)	3,146	2,938	9,791	2,770	2,722	2,663	1,636	5,983	1,700	1,492	1,410	1,381
Insurance-related costs (2)	25,051	22,622	90,778	21,939	22,657	20,561	25,621	83,172	25,621	24,786	17,004	15,761
Other operating costs	8,903	7,642	30,463	7,428	7,361	7,368	8,306	37,274	8,743	10,431	9,861	8,239

Other costs of revenue	45,940	42,109	165,924	40,687	41,137	39,308	44,792	163,363	45,330	45,517	37,572	34,944

Total costs of revenue	1,395,874	1,140,403	3,699,554	1,154,684	965,738	749,707	829,425	3,633,063	891,522	904,605	924,566	912,370

Gross profit	$174,844	$147,131	$433,427	$141,671	$119,808	$73,807	$98,141	$451,514	$103,357	$107,053	$120,474	$120,630

Gross profit margin	11.1%	11.4%	10.5%	10.9%	11.0%	9.0%	10.6%	11.1%	10.4%	10.6%	11.5%	11.7%
Plus: other costs of revenue	45,940	42,109	165,924	40,687	41,137	39,308	44,792	163,363	45,330	45,517	37,572	34,944

Variable contribution	$220,784	$189,240	$599,351	$182,358	$160,945	$113,115	$142,933	$614,877	$148,687	$152,570	$158,046	$155,574

Variable contribution margin	14.1%	14.7%	14.5%	14.1%	14.8%	13.7%	15.4%	15.1%	14.9%	15.1%	15.1%	15.1%

(1)

Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company’s Consolidated Statements of Income.

(2)

Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income.

Landstar System, Inc. and Subsidiary

Supplemental Reconciliation of Gross Profit to Variable Contribution

(Dollars in thousands)

(Unaudited)

	Fiscal Quarter Ended
	Fiscal Year	December 29,	September 29,	June 30,	March 31,	Fiscal Year	December 30,	September 30,	July 1,	April 1,	Fiscal Year	December 31,	September 24,	June 25,	March 26,
	Ended 2018	2018	2018	2018	2018	Ended 2017	2017	2017	2017	2017	Ended 2016	2016	2016	2016	2016
Revenue	$4,615,144	$1,182,351	$1,202,081	$1,182,786	$1,047,926	$3,646,364	$1,051,592	$943,430	$870,434	$780,908	$3,167,634	$892,829	$787,938	$775,223	$711,644
Costs of revenue:
Purchased transportation	3,569,961	911,251	931,473	916,940	810,297	2,805,109	815,171	726,827	667,588	595,523	2,415,663	684,918	601,002	589,415	540,328
Commissions to agents	378,002	102,174	99,304	94,399	82,125	297,410	86,732	76,598	70,282	63,798	264,205	75,130	65,144	64,839	59,092

Variable costs of revenue	3,947,963	1,013,425	1,030,777	1,011,339	892,422	3,102,519	901,903	803,425	737,870	659,321	2,679,868	760,048	666,146	654,254	599,420
Trailing equipment depreciation	37,007	9,361	9,153	9,236	9,257	35,001	9,003	8,715	8,591	8,692	31,141	8,518	7,851	7,472	7,300
Information technology costs (1)	5,495	1,658	1,381	1,354	1,102	2,600	718	999	358	525	3,233	802	765	775	891
Insurance-related costs (2)	78,619	18,721	19,868	22,027	18,003	65,011	16,798	18,710	14,401	15,102	60,053	15,490	13,119	16,676	14,768
Other operating costs	31,803	7,627	8,966	7,606	7,604	28,687	6,190	8,097	7,503	6,897	29,702	8,218	7,492	6,585	7,407

Other costs of revenue	152,924	37,367	39,368	40,223	35,966	131,299	32,709	36,521	30,853	31,216	124,129	33,028	29,227	31,508	30,366

Total costs of revenue	4,100,887	1,050,792	1,070,145	1,051,562	928,388	3,233,818	934,612	839,946	768,723	690,537	2,803,997	793,076	695,373	685,762	629,786

Gross profit	$514,257	$131,559	$131,936	$131,224	$119,538	$412,546	$116,980	$103,484	$101,711	$90,371	$363,637	$99,753	$92,565	$89,461	$81,858

Gross profit margin	11.1%	11.1%	11.0%	11.1%	11.4%	11.3%	11.1%	11.0%	11.7%	11.6%	11.5%	11.2%	11.7%	11.5%	11.5%
Plus: other costs of revenue	152,924	37,367	39,368	40,223	35,966	131,299	32,709	36,521	30,853	31,216	124,129	33,028	29,227	31,508	30,366

Variable contribution	$667,181	$168,926	$171,304	$171,447	$155,504	$543,845	$149,689	$140,005	$132,564	$121,587	$487,766	$132,781	$121,792	$120,969	$112,224

Variable contribution margin	14.5%	14.3%	14.3%	14.5%	14.8%	14.9%	14.2%	14.8%	15.2%	15.6%	15.4%	14.9%	15.5%	15.6%	15.8%